UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) December 30, 2011

American River Bankshares
(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 33 Pages
The Index to Exhibits is on Page 3

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2011, the registrants made changes to the American River Bankshares Deferred Compensation Plan (the “Plan”) and the American River Bankshares Deferred Fee Agreement (the “Agreement”) to clarify certain provisions of the Plan and Agreement.

The foregoing description is qualified by reference to the Plan and the Agreement attached as Exhibit 99.1 and Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

(99.1)	American River Bankshares Deferred Compensation Plan.
(99.2)	American River Bankshares Deferred Fee Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
December 30, 2011	Mitchell A. Derenzo, Chief Financial Office

INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	American River Bankshares Deferred Compensation Plan
99.2	American River Bankshares Deferred Fee Agreement